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                                                                   Exhibit 10.29


                             AT HOLDINGS CORPORATION

                               1998 INCENTIVE PLAN


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                            AT HOLDINGS CORPORATION

                              1998 Incentive Plan
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                  1. AT Holdings Corporation, a Delaware corporation (the
"Company"), and Argo-Tech Corporation, a Delaware corporation ("Argo-Tech Corporation"), hereby establish the AT Holdings Corporation 1998 Incentive Plan (the "Plan"). The total number of shares that may be issued and sold under options granted pursuant to the Plan will not exceed 100,000 shares of the Common Stock of the Company, par value $.001 per share ("Common Stock"), except to the extent of adjustments authorized by Paragraph 5 of the Plan. Such shares of Common Stock may be treasury shares, shares of original issue, shares held by Argo-Tech Corporation or a combination of the foregoing. If an option is canceled without exercise, the Company may award additional options for the number of shares of Common Stock reflected by the canceled option.

                  2. The Board of Directors of the Company (the "Board") or the Compensation Committee thereof (the "Compensation Committee") may, from time to time and upon such terms and conditions as it may determine, authorize the grant to officers (including officers who are members of the Board of Directors) and to other key employees of the Company or any of its Subsidiaries of options to buy from the Company shares of Common Stock and may fix the number of shares to be covered by each such option; provided, however, that the maximum number of shares with respect to which options may be granted to the same individual under the Plan may not exceed, in the aggregate, 50,000 shares, except to the extent of adjustments authorized by Paragraph 5 of the Plan. Successive options may be granted to the same individual whether or not the option or options first granted to such individual remain unexercised.


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                  3. Options granted under the Plan may be (a) options that are intended to qualify under particular provisions of the Internal Revenue Code of 1986, as amended (the "Code"), (b) options that are not intended so to qualify under the Code, or (c) combinations of the foregoing. No option shall run for more than ten years from the date granted. No option may be transferable by the optionee otherwise than by will or the laws of descent and distribution. Options exercised during the optionee's lifetime will be exercisable only by the optionee or the optionee's guardian or legal representative.

                  4. The exercise prices for options may be more than, less than, or equal to the fair market value of the shares covered by the option, as the Board or the Compensation Committee may determine at the time of grant. The exercise price for any shares is payable (a) in cash or by check, (b) if authorized by the Board or the Compensation Committee at the time of exercise by delivery to the Company of a promissory note or notes of the optionee payable over not more than five years and with such other terms as the Board or the Compensation Committee may determine from time to time, (c) by the actual or constructive transfer to the Company of Mature Shares, or (d) by a combination of such methods of payment.

                  5. The Board or the Compensation Committee may make or provide for such adjustments in the option price and in the number or kind of shares of the Company's Common Stock or other securities covered by outstanding options as such Board or Committee may determine is equitably required to prevent dilution or enlargement of the rights of optionees that would otherwise result from (i) any increase or decrease in the number or change in the kind of shares of capital stock of the Company by reason of a stock dividend, stock split, reverse stock split, recapitalization, spin-off or other such increase or decrease or change effected without the receipt of consideration by the Company, or (ii) any consolidation or merger or other

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reorganization, or (iii) any distribution of rights or warrants to purchase stock to all holders of the Company's common stock, or (iv) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board or the Compensation Committee, in its discretion, may provide in substitution for any or all outstanding awards under the Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board or the Compensation Committee may also make or provide for such adjustments in the number or kind of shares of the Company's Common Stock or other securities that may be sold under the Plan as such Board or Committee may determine is appropriate to reflect any transaction or event described in the preceding sentence.

                  6. An option granted under the Plan will, upon the occurrence of a Sale Transaction, become exercisable in full as to any then unvested shares immediately prior to the consummation of such Sale Transaction.

                  7. The form of any Stock Option Agreement will be prescribed by the Board or the Compensation Committee, and the terms of any Stock Option Agreement evidencing an outstanding option may, with the concurrence of the affected optionee, be amended or modified by the Board or the Compensation Committee, provided that the terms and conditions of each such Stock Option Agreement and amendment are not inconsistent with the Plan.

                  8. The Board or the Compensation Committee may, with the concurrence of the affected optionee, cancel any option granted under the Plan. In the event of any such cancellation, the Board or the Compensation Committee may authorize the granting of new options (which may or may not cover the same number of shares of Common Stock which had been the subject of any prior option) in such manner, at such option price and subject to the same

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terms, conditions and discretions as, under the Plan, would have been applicable had the canceled options not been granted.

                  9. The Plan may be amended from time to time by the Board or the Compensation Committee but without further approval by the shareholders of the Company no such amendment may increase the aggregate number of shares of Common Stock that may be issued and sold under the Plan (except that adjustments authorized by Paragraph 5 shall not be limited by this provision) or change the designation in Paragraph 2 of the class of employees eligible to receive options or, to the extent Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor rule to the same effect) is then applicable to the Plan, cause such Rule to no longer be applicable to the Plan.

                  10. As used herein, the following capitalized terms have meanings as set forth below.

                  "Mature Shares" means (a) nonforfeitable, unrestricted shares of Common Stock that have been owned by the optionee for more than six (6) months prior to the date of exercise or (b) such other Company securities as the Company's chief accounting officer, upon consultation with the Company's independent accountants, determines the acceptance of which by the Company will not adversely affect the Company's tax or accounting position.

                  "Person" means any corporation, partnership, association, firm, entity or individual(s).

                  "Sale Transaction" means (a) the sale, transfer or other disposition of all or substantially all of the assets of the Company, except a sale, transfer or disposition (i) to a Subsidiary of the Company or (ii) that results in the holders of the then-outstanding securities of the Company generally eligible to vote in the election of directors of the Company possessing, in

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the aggregate, a majority ownership interest in the Person acquiring such assets, (b) any transaction resulting in a majority of the then-outstanding securities of the Company generally eligible to vote in the election of directors of the Company being held or owned beneficially by one Person or an affiliated group of Persons, (c) a merger or consolidation of the Company with another Person, except a merger or consolidation of the Company (i) with a Subsidiary of the Company (in which event such Subsidiary, if the surviving corporation, will be deemed thereafter to be the Company for purposes of this definition) or (ii) that results in the holders of the then-outstanding securities of the Company generally eligible to vote in the election of directors of the Company possessing, in the aggregate, a majority ownership interest in the surviving Person, or (d) the voluntary liquidation or dissolution of the Company.

                  "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (or a group of corporations that themselves are Subsidiaries) other than the last corporation in the unbroken chain owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  11. No option may be granted under the Plan after December 31, 2007.


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